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                                                      [SHIP LOGO VANGUARD /(R)/]




VANGUARD/(R)/ INFLATION-PROTECTED
SECURITIES FUND



SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2007


IMPORTANT INFORMATION ABOUT THE FUND

Vanguard Inflation-Protected Securities Fund currently has a January 31 fiscal year-end. The Fund's board of trustees has determined that a December 31 fiscal year-end would be more appropriate, allowing the Fund to avoid the possibility that inflation or deflation adjustments occurring in January could alter the tax characterization of dividends paid during the prior calendar year. The board has approved the adoption of December 31 as the new fiscal year-end for the Fund.

This fiscal year-end change, which is to take effect by the end of 2007, will be effected via a tax-free reorganization of the Fund. After the reorganization, shareholders will own the same number of Fund shares, in the same dollar amount, as they did before. Shareholders will incur no cost as a result of the reorganization, and it will have no impact on the Fund's investment objective, strategies, policies, fees, or expenses.

Because of the change, beginning in 2008, annual and semiannual reports to shareholders will be delivered one month earlier than in the past. Advance notice of the new fiscal year-end will appear in the Fund's semiannual report to shareholders covering the six months ended July 31, 2007, and confirmation of the change will appear in the Fund's annual report for the fiscal year ending December 31, 2007.








(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS119 082007